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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):              June 7, 2001
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                         Amwest Insurance Group, Inc.
                         ----------------------------
            (Exact name of Registrant as specified in its charter)



Delaware                                  1-9580                95-2672141
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(State or other jurisdiction           (Commission            (IRS Employer
 of incorporation)                     File number)        Identification No.)


5230 Las Virgenes Road, Calabasas,                                 91302
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code           (818) 871-2000
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                  This document contains a total of 8 pages.
                      The exhibit index begins on Page 4.

                               Page 1 of 8 Pages
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ITEM 3.   Bankruptcy or Receivership

          On June 8, 2001, the Registrant's primary insurance subsidiary, Amwest Surety Insurance Company, received notice that an Order of Liquidation had been entered by the Honorable John A. Colborn, Judge of the District Court of Lancaster County, Nebraska, upon petition of the Nebraska Director of Insurance.

          Amwest Surety Insurance Company waived Notice and Hearing on the Director's Petition. The court appointed L. Tim Wagner, Director of Insurance for the State of Nebraska, as Liquidator. The Liquidator was authorized by the court to take possession and control of all assets of Amwest Surety Insurance Company and administer them under the general supervision of the court. The present management of Amwest Surety Insurance Company is cooperating fully with the Liquidator.

          The court further entered orders enjoining all persons from instituting or continuing the prosecution of any legal action or proceeding against Amwest Surety Insurance Company, its assets or policyholders, or any threatened or contemplated action that might lessen the value of assets of Amwest Surety Insurance Company or prejudice the rights of policyholders, creditors, shareholders or the administration of any proceeding involving Amwest Surety Insurance Company.

          Although Far West Insurance Company is not subject to the Order and continues to operate under its present management, the Liquidator advised the Company it expects to offer for sale Far West Insurance Company in the future.

ITEM 7.   Financial Statements and Exhibits

          The following is furnished as Exhibits to this report:

          99-1 A Notice of Hearing (Cause No.: C-1242) between the State of Nebraska Department of Insurance, Petitioner and Amwest Surety Insurance Company, Respondent, filed on May 8, 2001 before the Department of Insurance - State of Nebraska.

                               Page 2 of 8 Pages
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       AMWEST INSURANCE GROUP, INC.



Dated: June 18, 2001                   By:  /s/ Phillip E. Huff
                                            ------------------------------------
                                                Phillip E. Huff
                                                Executive Vice President
                                                Chief Financial Officer

                               Page 3 of 8 Pages
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                               INDEX OF EXHIBITS


Exhibit                                                       Sequentially
Number                       Description                      Numbered Page
-------                      -----------                      -------------

99-1           Order of Liquidation, Declaration of                5-8
               Insolvency and Injunction Nebraska
               Department of Insurance, Petitioner and
               Amwest Surety Insurance Company,
               Respondent, filed on June 7, 2001 before the Department of Insurance - State of
               Nebraska.

                               Page 4 of 8 Pages